Exhibit 10.35(d)

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 3, 2014 (this “Amendment”) is by and among STEINER U.S. HOLDINGS, INC., a Florida corporation (the “Borrower”), the several banks and other financial institutions and lenders signatory hereto (each a “Lender” and collectively, the “Lenders”) and SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent, are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2011 (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend Section 7.5 of the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

Section 1.  Definitions.  Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.  Specific Amendment to Credit Agreement.

(a) The reference to “the Third Amendment Effective Date” in Section 7.5 of the Credit Agreement, Restricted Payments,  is hereby amended to read “the date of effectiveness of that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 3, 2014, among the Borrower, the Administrative Agent and the Lenders party thereto” and clause (c) thereof is hereby amended and restated in its entirety to read as follows:

“(c) after January 1, 2013, repurchases and redemptions of the Parent’s and its Subsidiaries’ Capital Stock and cash dividends payable by the Parent on its Capital Stock; provided, that (x) the aggregate amount of such Restricted Payments in the form of Capital Stock repurchases made by the Parent and/or its Subsidiaries and cash dividends payable by the Parent on its Capital Stock does not exceed (i) $35,000,000 for any Fiscal Year other than Fiscal Year 2014 and (ii) $75,000,000 for Fiscal Year 2014, and (y) the Parent and its Subsidiaries are in pro forma compliance (after giving effect to such Restricted Payments) with the financial covenants set forth in ARTICLE VI;”

Section 3.  Representations and Warranties.  The Borrower hereby represents and warrants as follows:

(a)           at the time of and immediately after giving effect to this Amendment, (i) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case before and after giving effect thereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects as of such date); provided that, to the extent that any of the representations and warranties of a Loan Party set forth in the Loan Documents is already qualified by materiality or “Material Adverse Effect”, then the qualifier “in all material respects” in this clause (a) shall not apply and (ii) no Default or Event of Default exists or will exist;

(b)           the execution, delivery and performance by each Loan Party of this Amendment, and the performance by the Borrower of the Credit Agreement, as amended by this Amendment, are within the Borrower’s and such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action and (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person, except those as have been obtained or made and are in full force and effect; (ii) will not violate any Requirements of Law applicable to the Parent or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority; (iii) will not violate or result in a default under any indenture, Material Contract or other material instrument binding on the Parent or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries; and (iv) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

(c)           this Amendment has been duly executed and delivered by each of the Loan Parties, and constitutes the valid and binding obligations of such Loan Party, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(d)           the execution, delivery, performance and effectiveness of this Amendment will not: (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens; and

(e)           each Subsidiary that is required to be a Subsidiary Loan Party pursuant to the terms of the Credit Agreement is listed on the signature pages hereto.

Section 4.  Conditions Precedent.  This Amendment shall be effective upon the satisfaction of each the following conditions precedent in a manner acceptable to the Administrative Agent:

(a)           the Administrative Agent shall have received this Amendment, duly executed and delivered by the Parent, the Borrower, the Subsidiary Loan Parties, the Required Lenders and the Administrative Agent; and

(b)           the Administrative Agent shall have received such other information, documents, instruments or approvals as the Administrative Agent or its counsel may reasonably request.

Section 5.  Reference to and Effect on the Loan Documents.

(a)  Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall in each case mean and be a reference to the Credit Agreement as amended hereby.

(b)  Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  No Loan Party has any knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties.  The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents and require strict compliance with the terms of the Credit Agreement and the other Loan Documents.

(e)  Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.

Section 6.  Release.  In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases the Lenders, the Administrative Agent, the Swing Line Lender and the Issuing Bank from any and all claims and defenses, known or unknown, existing on the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 7.  Further Assurances.  The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 8.  Costs and Expenses.  The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

Section 9.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

Section 10.  Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

Section 11.  Affirmation of Guaranty.  By executing this Amendment, each of the Parent and the Subsidiary Loan Parties hereby acknowledges, consents and agrees that all of its obligations and liabilities under the Guaranty and Security Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection herewith shall not alter, amend, reduce or modify its obligations and liability under the Guaranty and Security Agreement or any of the other Loan Documents to which it is a party.

Section 12.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by facsimile or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 13.  Authority of Administrative Agent.  Each Lender authorizes the Administrative Agent to accept delivery of this Amendment and any of the other Loan Documents on such Lender's behalf.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER:	STEINER U.S. HOLDINGS, INC.

	By:	/s/ Stephen Lazarus
		Name:	Stephen Lazarus
		Title:	Senior Vice President and
Chief Financial Officer

PARENT:	STEINER LEISURE LIMITED

	By:	/s/ Stephen Lazarus
		Name:	Stephen Lazarus
		Title:	Executive Vice President and
Chief Financial Officer

SUBSIDIARY LOAN
PARTIES:	STEINER TRANSOCEAN LIMITED

	By:	/s/ Stephen Lazarus
		Name:	Stephen Lazarus
		Title:	Executive Vice President and
Chief Financial Officer

MANDARA SPA (CRUISE II), L.L.C.

	By:	/s/ Stephen Lazarus
		Name:	Stephen Lazarus
		Title:	Senior Vice President and
Chief Financial Officer

MANDARA SPA (BAHAMAS) LTD.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Executive Vice President and
Chief Financial Officer

STEINER SPA LIMITED

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Executive Vice President and
Chief Financial Officer

MANDARA SPA LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

COSMETICS LIMITED

By:	/s/ Youlanda Deveaux
	Name:	Youlanda Deveaux
	Title:	Vice President

STEINER SPA ASIA LIMITED

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Executive Vice President and
Chief Financial Officer

STEINER EDUCATION GROUP, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

MID-ATLANTIC MASSAGE THERAPY, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Chief Operating Officer and
Chief Financial Officer

FCNH, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Chief Operating Officer and
Chief Financial Officer

STEINER BEAUTY PRODUCTS, INC.

By:	/s/ Stephen Lazarus
	Name:	/s/ Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

STEINER MANAGEMENT SERVICES, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

ELEMIS LIMITED

By:	/s/ Leonard Fluxman
	Name:	Leonard Fluxman
	Title:	Managing Director

STEINER TRAINING LIMITED

By:	/s/ Leonard Fluxman
	Name:	Leonard Fluxman
	Title:	Managing Director

BLISS WORLD HOLDINGS, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Executive Vice President and
Chief Financial Officer

BLISS WORLD LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Executive Vice President and
Chief Financial Officer

IDEAL IMAGE DEVELOPMENT, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF NEVADA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF IDAHO, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF UTAH, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE DEVELOPMENT CORPORATION

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF TENNESSEE, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF OKLAHOMA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF WISCONSIN, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF TEXAS, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

I.I. COSMETIC INSTITUTE, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF FLORIDA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL OF NORTH CAROLINA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF GEORGIA (JV2), LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF ARIZONA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF MISSOURI, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF MARYLAND, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF NEW MEXICO, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF INDIANA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF MINNESOTA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF OREGON, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF WASHINGTON, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF VIRGINIA, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL IMAGE OF KENTUCKY, LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL VENTURES, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

IDEAL VENTURES OF ARIZONA, INC.

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

SEG CORT LLC

By:	/s/ Stephen Lazarus
	Name:	Stephen Lazarus
	Title:	Senior Vice President and
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:	SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

	By:	/s/ Martin E. Sapp
		Name:	Martin E. Sapp
		Title:	First Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David Gutierrez
	Name:	David Gutierrez
	Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Gregory Roll
	Name:	Gregory Roll
	Title:	Senior Vice President

REGIONS BANK, as a Lender

By:	/s/ Stephen Hanas
	Name:	Stephen Hanas
	Title:	Senior Vice President

CITY NATIONAL BANK OF FLORIDA, as a Lender

By:	/s/ John Costa
	Name:	John Costa
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Antje Focke
	Name:	Antje Focke
	Title:	Senior Underwriter

[End of Signatures]